UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1075 West Georgia Street, Suite 2600, Vancouver, British Columbia,	V6E 3C9
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2014, City Office REIT, Inc. (the “Company”), through its operating partnership, City Office REIT Operating Partnership, L.P. (the “Operating Partnership”), as parent borrower, entered into a credit agreement (the “Credit Agreement”) with KeyBank National Association (“KeyBank”), as administrative agent, the other lenders party thereto and KeyBanc Capital Markets, as sole lead arranger and sole book manager, providing for a secured revolving credit facility in an aggregate principal maximum amount of $15,000,000 (the “Secured Credit Facility”), consisting entirely of a $15,000,000 revolving credit loan secured by a property known as Central Fairwinds, located in Orlando, Florida, with a maturity date of April 21, 2016, subject to the Operating Partnership’s right to a 12-month extension. At the time of execution, the Secured Credit Facility provided the Operating Partnership with the ability from time to time to increase the size of the Secured Credit Facility up to a total of $150,000,000 (the “Accordion Feature”). On June 13, 2014, in connection with the addition of a property known as Plaza 25, located in Greenwood Village, Colorado, as an additional collateral property, the Company, through the Operating Partnership, exercised a portion of the Accordion Feature of the Secured Credit Facility and entered into an amendment to the Credit Agreement (the “First Amendment to Credit Agreement”), thereby increasing the aggregate principal maximum amount available for borrowing under the Secured Credit Facility to $30,000,000.

Copies of the Credit Agreement and the First Amendment to Credit Agreement are included as Exhibits 10.1 and 10.2, respectively, hereto and are incorporated by reference herein. The foregoing descriptions of the Credit Agreement and the First Amendment to Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Credit Agreement, dated as of April 21, 2014, by and among City Office REIT Operating Partnership, L.P., KeyBank National Association and KeyBanc Capital Markets, as sole lead arranger and sole book manager

10.2	First Amendment to Credit Agreement, dated as of June 13, 2014, between and among City Office REIT Operating Partnership, L.P., KeyBank National Association and KeyBanc Capital Markets, as sole lead arranger and sole book manager

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: June 19, 2014	By:	/s/ James Farrar
	Name:	James Farrar
	Title:	Chief Executive Officer